Exhibit 10.44
0MB Control No. 1505-OORO AMENDMENT OF SOLICITATIONIMODIFICATION OF CONTRACT I.CONTRACTIDCODE PAGE OF PAGES
1 3 2. AMENDMENT/MODIFICATION NO. 3. EFFECDVE DATE
0004 See Block 1 6C 4 REQUISITION/PURCHASE REQ. NO. S. PROJECT NO. (If applicable)
W-6-W2-03-TP-R03 013 6. ISSUED BY CODE IRSOO88
Internal Revenue Service 6009 Oxon Hill Road, Suite 500
Oxon Hill, MD 20745 7. ADMINISTERED BY (If other than Item 6) CODE
See Item 6 8. NAME: AND ADDRESS OF CONTRACTOR (No. Street. County. State and ZIP. Code)
OFFICIAL PAYMENTS CORPORATION 00051397 2333 SAN RAMON VALLEY BOULEVARD STE# 450
SAN RAMON, CA 945834456 OFFICIAL PAYMENTS CORPORATION
(x) 9A. AMENDMENT OF SOLICITATION NO.
9B DATED (SEE ITEM 11) —
(x) 9A. MODIFICATION OF CONTRACT’ORDER NO TIRNO-09-C-00019
10B. DATED (SEE ITEM 13) 04/23/2009 CODE FACILITY CODE
II. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS Tire above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, [] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and IS, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required) None Net Increase: $0.00 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. A.
THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B. THE ABOVE NUMBERED CONTRACT ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date. etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
X D.
OTHER Specify,’ lype of modification and authority) Mutual Agreement Between the Parties.
E. IMP
ORTANT: Contractor is not, [j] is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized 6y C/CF section headings, including solicitation/contract subject matter where feasible.) This Modification is hereby issued as follows:
1. C.1 0 Schedule of Performance is hereby included in the contract for Option Year One (1). 2. All other terms and conditions remain unchanged.
I6A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) 16A. NAME AND TITLE OF SIGNER (Type or print)
Nina K. Villain, EVP & COO Except at provided herein. nil semis and conditions of the document referenced in 11cm 9A or 1OA, as heretofore changed, remains unchanged and in full force and effect
I6B. UNITED STATES OF AMERICA C—
DIANNE L GOOSBY 202-283-1207 / CONTRACT SPECIALIST Prescribed by GSA FAR (48 CFR) 53.243

C.1O SCHEDULE OF PERFORMANCE
The Contractor shall provide a project plan (WBS) for system and application development which shall include the events and dates listed in the chart below. The dates are tentative and must be coordinated with the COTR and IRS’s representative authorized to perform the system security and functional application testing (IV&V). The timeframes may be modified under the COTR’s direction and will be updated annually as contract option years are exercised.

Responsible		Anticipated
Party	Event	Due Dates
Contractor	Provide UNAX briefing documentation	04/12/2010
All	Annual Requirements Review for FS 2011	05/07/2010
Contractor	Provide draft WBS (including requirements, development, testing and implementation phases)	05/14/2010
IRS	Provide comments on draft WBS	05/21/2010
Contractor	Deliver base lined WBS	05/31/2010
Deliver Initial Functional Requirements/User Interface
Contractor	Documentation and workflow schematics; including scripts, web text & screen shots, business rules, etc.	06/07/2010
IRS	Provide initial comments on draft Functional Documentation (iterative process)	06/21/2010
Contractor	Obtain signed contracts with other participating subcontractors, if applicable	06/28/2010
Contractor	Deliver Transaction Processing Network Documentation	07/19/2010
Contractor	Deliver Final Functional Requirements/User Interface Documentation	08/16/2010
Contractor	Deliver Trusted Facility Manual	08/23/2010
Contractor	Deliver Final Test Plans and Test Cases	08/30/2010
Contractor	Begin internal application testing	09/06/2010
Contractor	Deliver FS 2011 Marketing Plan	09/20/2010
IRS	Provide comments on Marketing Plan	09/27/2010
IRS	Provide revised credit card chargeback procedures, if applicable	10/04/2010
Contractor	Complete internal application testing	10/29/2010
Contractor	Begin full circle integrated test with IRS/TFA (subject to change)	11/02/2010
Contractor	Complete full circle integrated test with IRS/TFA (subject to change)	11/12/2010
Contractor	Complete all testing and obtain bulk provider certification from TFA	12/06/2010
Contractor	Implement Electronic Payment Services for FS 2011	01/01/2011
IRS	Provide hyperlink from the IRS web site to the Contractor’s Web page	01/07/2011
Contractor	Deliver Initial FS 2011 Findings Report	06/01/2011
Contractor	Deliver Initial FS 2011 Marketing Report	06/01/2011

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Responsible		Anticipated
Party	Event	Due Dates
Contractor	Deliver Supplemental FS 2011 Findings Report	02/01/2012
Contractor	Deliver Supplemental FS 2011 Marketing Report	02/01/2012

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